SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

ENVIVIO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENVIVIO, INC.

535 Mission St, 27th Floor

San Francisco, California 94105

Notice of Annual Meeting of Stockholders

The 2015 Annual Meeting of Stockholders of Envivio, Inc. will be held at the Holiday Inn Express located at 1250 Bayshore Highway, Burlingame, California 94010, on August 4, 2015, at 10:00 a.m., Pacific time. We are holding the Annual Meeting to:

1.	Elect two Class III directors to serve until the 2018 Annual Meeting of Stockholders or until their successors are elected and qualified; and

2.	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2016.

We also will transact any other business that may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.

We have selected June 22, 2015, as the record date for determining the stockholders entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

The Board of Directors unanimously recommends that you vote on the white proxy card or voting instruction form “FOR ALL” of the nominees proposed by the Board of Directors.

By Order of the Board of Directors,

Erik E. Miller Secretary

July 1, 2015

YOUR VOTE IS VERY IMPORTANT

Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy. You may vote over the internet, by telephone or by mail. Please review the instructions under the section entitled “How do I vote my shares?” of the attached proxy statement regarding each of these voting options.

ENVIVIO, INC.

PROXY STATEMENT

Annual Meeting of Stockholders

August 4, 2015

This proxy statement is being furnished to stockholders of Envivio, Inc. (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our Board of Directors for use at our 2015 Annual Meeting of Stockholders. The approximate mailing date for this proxy statement and the enclosed proxy is July 6, 2015.

ANNUAL REPORT

Our fiscal 2015 Annual Report to stockholders is being provided concurrently to each stockholder along with this proxy statement and the enclosed white proxy card and is not to be considered a part of the proxy soliciting material.

Stockholders may also request a free copy of our fiscal 2015 Annual Report by writing to Secretary, 535 Mission St., 27th Floor, San Francisco, California 94105. Alternatively, stockholders may access our fiscal 2015 Annual Report on our website located at www.envivio.com. We will also furnish any exhibit to our fiscal 2015 Form 10-K/A if specifically requested.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When and where will the Annual Meeting be held?

The 2015 Annual Meeting of Stockholders will be held on August 4, 2015, at 10:00 a.m., Pacific time, at the Holiday Inn Express which is located at 1250 Bayshore Highway, Burlingame, California, 94010.

What items will be voted on at the Annual Meeting?

As to all holders of our Common Stock, the purpose of the Annual Meeting is to:

•	Elect two Class III directors to serve until the 2018 Annual Meeting of Stockholders or until their successors are elected and qualified; and

•	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal year ending January 31, 2016.

We will also transact any other business that may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.

How does the Board recommend that I vote?

Our Board unanimously recommends that you vote your shares on the white proxy card as follows:

•	FOR the election of Marcel Gani and Terry D. Kramer; and

•	FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2016.

Who is entitled to vote at the Annual Meeting?

Stockholders who owned Common Stock at the close of business on June 22, 2015, the record date for the Annual Meeting, may vote at the Annual Meeting. For each share of Common Stock held, stockholders are entitled to one vote for as many separate nominees as there are directors to be elected and one vote on any other matter presented.

Who will engage in a solicitation of proxies? Who will bear the cost of that solicitation?

Certain of our directors, officers and employees may solicit proxies on our behalf by mail, phone, fax, e-mail, or in person. We will bear the cost of the solicitation of proxies. No additional compensation will be paid to our directors, officers or employees who may be involved in the solicitation of proxies.

How do I vote my shares?

You may vote your shares in one of several ways, depending upon how you own your shares.

Shares registered directly in your name with Envivio (through our transfer agent, American Stock Transfer & Trust Company):

•	Via Internet: Go to www.voteproxy.com and follow the instructions provided with your proxy materials and on your proxy card or voting instruction card.

•	By Telephone: Call toll-free 1-800-776-9437 and follow the instructions provided with your proxy materials and on your proxy card or voting instruction card.

•

In Writing: Complete, sign, date, and return the proxy card in the envelope that was provided to you, or provide it or a ballot distributed at the Annual Meeting directly to the Inspector of Election at the Annual Meeting when instructed.

Shares of common stock held in “street” or “nominee” name (through a bank, broker or other nominee):

•

You may receive a separate voting instructions form from your bank, broker or other nominee holding your shares. You should follow the voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone or internet voting will depend on the voting process of the broker or nominee. To vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record. Please instruct your broker, bank, or other nominee how to vote your shares using the voting instruction form you received from them. If your broker, bank, or other nominee permits you to provide voting instructions via the internet or by telephone, you may vote that way as well.

Regardless of how you own your shares, if you are a stockholder of record, you may vote by attending the Annual Meeting on August 4, 2015, at 10:00 a.m., Pacific time, at the Holiday Inn Express, which is located at 1250 Bayshore Highway, Burlingame, California 94010. If you hold your shares in “street” or “nominee,” you must obtain a proxy, executed in your favor, from the holder of record to vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you vote via the internet, by telephone or return a proxy card by mail, but do not select a voting preference, the persons who are authorized on the proxy card and through the internet and telephone voting facilities to vote your shares will vote:

•	FOR the election of Marcel Gani and Terry D. Kramer, and

•	FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2016.

What does it mean if I receive more than one white proxy card or voting instruction form?

It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for each white proxy card or, if you vote via the Internet or by telephone, vote once for each white proxy card you receive to ensure that all of your shares are voted.

How do I change or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time before the Annual Meeting by giving our Secretary written notice of your revocation or by submitting a later-dated proxy, and you may revoke your proxy at the Annual Meeting by voting by ballot. Attendance at the Annual Meeting, by itself, will not revoke a proxy. You may revoke your proxy by telephone by calling 1-800-776-9437 and following the instructions or via the internet by going to www.voteproxy.com and following the instructions.

If you are a stockholder in “street” or “nominee” name, you may revoke your voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for revoking your voting instructions.

Only the latest validly executed proxy that you submit will be counted.

What constitutes a quorum for purposes of the Annual Meeting?

On June 22, 2015, the record date, we had 28,217,384 shares of Common Stock outstanding. Voting can only take place at the Annual Meeting if the holders of a majority of the total number of shares of the Common Stock outstanding and entitled to vote on the record date are present either in person or by proxy. Abstentions will be treated as present for purposes of determining the existence of a quorum.

How many votes are required to approve the proposals?

The election of directors in Proposal 1 will be determined by the two nominees receiving the greatest number of votes from shares eligible to vote. The affirmative vote of a majority of the voting power of the Common Stock present in person or by proxy at the Annual Meeting is required to ratify the appointment of our independent registered public accounting firm as set forth in Proposal 2.

Can I attend the Annual Meeting in person?

We cordially invite and encourage all of our stockholders to attend the Annual Meeting. Persons who are not stockholders may attend only if invited by us. Stockholders of record must bring a copy of the proxy card in order to be admitted to the Annual Meeting. You should also be prepared to present photo identification for admittance.

Will any other matters be presented at the Annual Meeting?

We do not expect any matters, other than those included in this proxy statement, to be presented at the 2015 Annual Meeting. If other matters are presented, the individuals named as proxies will have discretionary authority to vote your shares on those other matters.

Who can help answer my questions?

If you have any questions about the Annual Meeting, voting or your ownership of our stock, please contact our investor relations department by e-mail at ir@envivio.com or by phone at (650) 243-2702.

CORPORATE GOVERNANCE

Corporate Governance Guidelines; Code of Business Conduct and Ethics

We have established a corporate governance program to help guide our Company and our employees, officers and directors in carrying out their responsibilities and duties, as well as to set standards for their professional conduct. Our Board of Directors has adopted Corporate Governance Guidelines, or Governance Guidelines, which provide standards and practices of corporate governance that we have designed to help contribute to our success and to assure public confidence in our company. Our Corporate Governance Guidelines may be found on our website at ir.envivio.com, by selecting “Investor Relations-Corporate Governance” and then “Charter & Governance Policies.” In addition, all standing committees of our Board operate under charters that describe the responsibilities and practices of each committee.

We have adopted a Code of Business Conduct and Ethics, or Ethics Code, which provides ethical standards and corporate policies that apply to all of our directors, officers and employees. Our Ethics Code requires, among other things, that our directors, officers and employees act with integrity and the highest ethical standards, comply with laws and other legal requirements, engage in fair competition, avoid conflicts of interest, and otherwise act in our best interests. We have also adopted a Code of Ethics for Senior Financial Officers that applies to senior management and provides for accurate, full, fair and timely financial reporting and the reporting of information related to significant deficiencies in internal controls, fraud and legal compliance.

Board Composition

Our Board of Directors is currently composed of seven members, all of whom are independent, except for Julien Signès. Our certificate of incorporation provides that the authorized number of board members, which is currently seven, will be not less than five and not more than eleven, with the exact number to be fixed from time to time by a resolution of the majority of our Board of Directors. There are no family relationships among any of our directors or executive officers.

Our Board met a total of nine times in fiscal 2015. During fiscal 2015, all of our directors attended at least 75% of the meetings of our Board held during their tenure and 75% of the meetings, if any, of the Board committees upon which they served and held during their tenure. Four of our directors attended the annual meeting for fiscal 2014. Our Board does not have a policy requiring director attendance at annual meetings of our stockholders.

Board Leadership Structure

Our Chairman, Mr. Kramer, presides over each Board meeting. The Chairman serves as liaison between the Chief Executive Officer and the other directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any significant concerns of stockholders or interested parties of which he becomes aware. The Chairman presides at stockholders’ meetings and provides advice and counsel to the Chief Executive Officer.

Our Board of Directors selects the Chairman of the Board in the manner and upon the criteria that it deems best for the Company at the time of selection. The Board of Directors does not have a prescribed policy on whether the roles of the Chairman and Chief Executive Officer should be separate or combined, but recognizes the value to the Company of the separation of these positions.

Board Committees

We have established an audit committee, a compensation committee and a nominating and corporate governance committee. We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with the applicable requirements of, the Sarbanes-Oxley Act, the current rules of Nasdaq and SEC rules and regulations. Each committee has the composition and responsibilities described below:

Audit committee — David Spreng, Michael LaJoie and Marcel Gani serve on our Audit Committee. Mr. Gani is chairperson of this committee. Our Audit Committee assists our Board of Directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions, and is directly responsible for the approval of the services performed by our independent accountants and reviewing of their reports regarding our accounting practices and systems of internal accounting controls. Our Audit Committee also oversees the audit efforts of our independent accountants and takes actions as it deems necessary to satisfy itself that the accountants are independent of management. Our Audit Committee is also responsible for monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters. Our Board of Directors has determined that Mr. Gani and Mr. LaJoie are each an audit committee financial expert, as defined by the rules promulgated by the SEC, and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Our Audit Committee met eight times in fiscal 2015.

Compensation committee — David Spreng, Corentin du Roy de Blicquy and Terry D. Kramer serve on our Compensation Committee. Mr. Kramer is chairperson of this committee. Our Compensation Committee assists our Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation and assesses whether our compensation structure establishes appropriate incentives for officers and employees. Our Compensation Committee reviews and makes recommendations to our Board of Directors with respect to our major compensation plans, policies and programs. In addition, our Compensation Committee reviews and makes recommendations for approval by the independent members of our Board of Directors regarding the compensation for our executive officers, establishes and modifies the terms and conditions of employment of our executive officers and administers our stock option plans. Our Compensation Committee will be primarily and ultimately responsible for determining the compensation program for our executive officers. Our Compensation Committee met five times and took action by written consent two times in fiscal 2015.

Nominating and corporate governance committee — Ned Gilhuly, Terry D. Kramer and David Spreng serve on our Nominating and Corporate Governance Committee. Mr. Spreng is chairperson of this committee. Our Nominating and Corporate Governance Committee is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of the Board of Directors. In addition, our Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines, and reporting and making recommendations to the Board of Directors concerning corporate governance matters. Our Nominating and Corporate Governance Committee met one time in fiscal 2015.

Copies of Corporate Governance and Other Materials Available

Our Board has adopted various corporate governance guidelines setting forth our governance principals and governance practices. These documents are available for downloading or printing on our web site at http://ir.envivio.com, by selecting “Corporate Governance” and then “Charter & Governance Policies.”

•	Audit Committee Charter

•	Compensation Committee Charter

•	Nominating and Governance Committee Charter

•	Corporate Governance Guidelines

•	Code of Business Conduct and Ethics

•	Code of Ethics for Senior Financial Officers

Compensation Committee Interlocks and Insider Participation

Terry D. Kramer (Chairman), Corentin du Roy de Blicquy and David Spreng served as members of our Compensation Committee during fiscal 2015. All are outside, independent directors, and none of our named executive officers served as a director or as a member of a compensation committee of any business entity employing any of our directors during fiscal 2015.

Director Nomination Policy

Our Nominating and Governance Committee is responsible for identifying, evaluating, recruiting and recommending qualified candidates to our Board for nomination or election. Our Board nominates directors for election at each annual meeting of stockholders, and elects new directors to fill vacancies if they occur.

Our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board. Our Nominating and Governance Committee is particularly focused on candidates with deep industry expertise in our industry. Specifically, the Nominating and Governance Committee seeks candidates with experience in the cable, telecommunications and OTT markets. Our Nominating and Governance Committee also seeks candidates with functional experience, including expertise in marketing, sales and future product planning, as well as governance, board management and regulations in a public company context.

In addition, our Nominating and Corporate Governance Committee considers the following factors, among others, in evaluating and recommending qualified candidates to the Board:

•	the current size and composition of the Board of Directors, and the needs of the Board and the respective committees of the Board;

•	the character, judgment, business acumen, independence, ability of individuals to devote sufficient time and attention to the affairs of the Company; and

•	diversity of backgrounds and experiences and other forms of diversity.

Our Board strives to find directors who are experienced and dedicated individuals with diverse backgrounds, perspectives and skills. Our Governance Guidelines contain membership criteria that call for candidates to be selected for their character, judgment, diversity of experience, business acumen and ability to act on behalf of all stockholders. In addition, we expect each director to be committed to enhancing stockholder value and to have sufficient time to effectively carry out his or her duties as a director. Our Nominating and Corporate Governance Committee also seeks to ensure that a majority of our directors are independent under NASDAQ rules and that one or more of our directors is an “audit committee financial expert” under SEC rules.

Prior to our annual meeting of stockholders, our Nominating and Corporate Governance Committee identifies director nominees first by evaluating the current directors whose terms will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, the candidate’s prior service as a director, and the needs of the Board for any particular talents and experience. If a director no longer wishes to continue in service, if the Nominating and Corporate Governance Committee decides not to re-nominate a director, or if a vacancy is created on the Board because of a resignation or an increase in the size of the Board or other event, then the committee considers whether to replace such director or to decrease the size of the Board. If the decision is to replace a director, then the Nominating and Corporate Governance Committee considers various candidates for Board membership, including those suggested by committee members, by other Board members, a director search firm engaged by the committee, or our stockholders. Prospective nominees are evaluated by the Nominating and Corporate Governance Committee based on the membership criteria described above and set forth in our Governance Guidelines.

A stockholder who wishes to recommend a prospective nominee to the Board for consideration by the Nominating and Corporate Governance Committee should notify our Corporate Secretary in writing at our principal office. Such notice must be delivered to our offices by the deadline relating to stockholder proposals to be considered for inclusion in our proxy materials, as described under “General Information — Stockholder Proposals for 2016 Annual Meeting” in this proxy.

Each notice delivered by a stockholder who wishes to recommend a prospective nominee to the Board for consideration by the Nominating and Corporate Governance Committee generally must include the following information about the prospective nominee:

•	the name, age, business address and residence address of the person;

•	the principal occupation of the person;

•	the number of shares of our capital stock owned by the person;

•	a description of all compensation and other relationships during the past three years between the stockholder and the person;

•	any other information relating to the person required to be disclosed pursuant to Section 14 of the Exchange Act; and

•	the person’s written consent to serve as a director if elected.

The Nominating and Corporate Governance Committee may require any prospective nominee recommended by a stockholder to furnish such other information as the Nominating and Corporate Governance Committee may reasonably require to determine the eligibility of such person to serve as an independent director or that could be material to a stockholder’s understanding of the independence, or lack thereof, of such person.

Communications with Directors

Stockholders and interested parties may contact our directors to provide comments, to report concerns, or to ask a question, by mail at the following address:

Secretary

Envivio, Inc.

535 Mission St., 27th Floor

San Francisco, CA 94105

Board Role in Risk Oversight

Our Board’s standing committees support our Board by regularly addressing various issues within their respective areas of oversight. The Audit Committee’s responsibilities include reviewing and overseeing major financial risk exposures and the steps management has taken to monitor and control these exposures. Management, on a regular basis, provides the Audit Committee with its assessment and mitigation efforts in regards to particular risks facing the Company that have been identified through the risk management process. Our Audit Committee also reviews with our independent auditors the adequacy and effectiveness of our internal controls over financial reporting.

The Compensation Committee assists our Board in fulfilling its risk management oversight responsibilities associated with risks arising from our compensation policies and programs. Each year management and the Compensation Committee review whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company. The Nominating and Governance Committee assists our Board in fulfilling its risk management oversight responsibilities associated with risks related to corporate governance structures and processes. Each of the committee chairs, as appropriate, reports to the full Board at regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.

Policy Prohibiting Margin Accounts, Pledges and Hedging

We believe that certain types of transactions by our insiders can lead to unintended negative consequences. For example, securities held in a margin account may be sold by a broker without the employee’s consent if the employee fails to meet a margin call. Similarly, securities pledged as collateral for a loan may be sold in foreclosure without the employee’s consent if the employee defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the shareholder is aware of material nonpublic information or otherwise is not permitted to trade in our securities, we require our officers to obtain pre-approval in writing prior to entering into any pledge or margin arrangement. To date, we have not granted approval for any such arrangement.

We have a policy in place that prohibits all employees, including officers, from directly or indirectly selling any equity security of our company if the person selling the security or his principal does not own the security sold, or if owning the security, does not deliver it against such sale within twenty days thereafter, or does not within five days after such sale deposit it in the mail or other usual channels for such a transaction. Generally, a short sale, as defined in our policy, means any transaction whereby one may benefit from a decline in our stock price. While employees who are not executive officers or directors are not prohibited by law from engaging in short sales of our securities, we believe it is inappropriate for any employees to engage in such transactions, and accordingly such transactions are prohibited by our policy. We also prohibit any employee from purchasing or selling, or making any offer to purchase or offer to sell, derivative securities relating to our securities, whether or not issued by us, such as exchange traded options to purchase or sell our securities (so called “puts” and “calls”). This policy does not prohibit the Company from granting derivative securities to our employees, such as options or restricted stock units, nor does it prohibit employees from exercising those derivative securities that are granted to them by the Company.

BOARD OF DIRECTORS

Our Board of Directors is divided into three classes serving staggered three-year terms. At the Annual Meeting, our stockholders will be asked to elect two individuals to serve as directors until the 2018 Annual Meeting. See “Proposal No. 1 — Election of Directors.”

Below are the names and ages of our seven directors as of the date of this proxy statement, the year each of them became a director, each director’s principal occupation or employment for at least the past five years, and other public company directorships held by each director. Unless authority is withheld, the persons named as proxies in the voting materials made available to you or in the accompanying proxy will vote for the election of the Class III nominees listed below. We have no reason to believe that any of these nominees will be unable to serve as a director. If any of the nominees becomes unavailable to serve, however, the persons named as proxies will have discretionary authority to vote for a substitute nominee.

Nominees for Election at this Meeting for a Term Expiring in 2018 (Class III)

Marcel Gani (age 62) has served as a member of our Board of Directors since May 2011. Mr. Gani is currently an independent consultant. From September 2005 to September 2009, he was a lecturer at the Leavey School of Business, Santa Clara University in Accounting and Finance. From 2005 to 2006, he served as Chief of Staff at Juniper Networks, Inc., a network infrastructure company. From February 1997 to December 2004, Mr. Gani served as Chief Financial Officer of Juniper Networks, Inc. Mr. Gani became Juniper’s Executive Vice President and Chief Financial Officer in July 2002. From January 1996 to January 1997, Mr. Gani served as Vice President and Chief Financial Officer of NVIDIA Corporation, a 3D graphic processor company. Mr. Gani holds an M.B.A. from the University of Michigan. Mr. Gani serves on the advisory board of the Zell Lurie Institute for entrepreneurial studies at the University of Michigan. Mr. Gani serves on Board of Directors of Infinera Corporation, an optical transmission equipment company, and SolarEdge Technologies, Inc., a provider of intelligent inverter solutions.

Our Board of Directors believes that Mr. Gani should serve on our Board of Directors due to his extensive financial and accounting expertise and his experience as the chief financial officer in managing the financial and administrative departments of large publicly traded technology companies. His background provides perspective to our Board of Directors in managing a publicly traded company and strong leadership for the audit committee of our Board of Directors and oversight of our finance and administrative personnel. In addition, Mr. Gani’s experience as a chief financial officer of large public companies and as a director of other publicly traded companies enables him to provide valuable guidance and input to our Board of Directors when evaluating strategic matters and operational planning.

Terry D. Kramer (age 55) has served as a member of our Board of Directors since May 2011 and was appointed Chairman of our Board of Directors in September 2013. In April 2012, Mr. Kramer was appointed Lecturer/Faculty Advisor at UCLA’s Anderson School of Management and was later appointed as Distinguished Visitor in November 2013. In June 2012, Mr. Kramer received an appointment to serve as U.S. Ambassador for the World Conference of International Communications to negotiate a telecommunications and internet treaty on behalf of the United State. This role was completed in January 2013. In April 2011, Mr. Kramer was appointed Entrepreneur in Residence at Harvard Business School and also a member of its California Research Center Advisory Board. From January 2005 to July 2010, Mr. Kramer served in various management positions with

Vodafone Group Plc, a telecommunications company, serving initially as the Chief of Staff to the Group CEO from January 2005 to December 2006, Group Human Resources Director and Chief of Staff from December 2006 to July 2007, Group Strategy and Human Resources Director and Chief of Staff from July 2007 to July 2008, Group Strategy and Business Improvement Director from July 2008 to July 2009 and finally as Regional President, Vodafone Americas from August 2009 to July 2010. Mr. Kramer serves on the board of directors of two private companies, Telesign and Tango Card. Mr. Kramer received a B.A. degree in Economics from UCLA and an M.B.A. from Harvard University.

Our Board of Directors believes that Mr. Kramer should serve on our Board of Directors due to his background as an executive in the telecommunications industry and experience in corporate strategy and human resources management. His background provides a broad perspective to our Board of Directors in strategic matters and strong leadership for the Board as its chairman and also for the compensation committee of our Board of Directors, as its chairman. Mr. Kramer’s background provides keen insights into large service providers and telecommunications companies, who currently constitute a large percentage of our customers and target markets.

Directors Continuing in Office Until 2016 (Class I)

Edward A. Gilhuly (age 55) has served as a member of our Board of Directors since December 2011. Since May 2006, Mr. Gilhuly has served as co-president at Sageview Capital, a private investment firm. Prior to founding Sageview Capital, Mr. Gilhuly was at Kohlberg Kravis Roberts & Co (KKR) from September 1986 until October 2005, where he became partner in January 1995 and oversaw KKR’s European business from December 1998 to December 2004. He also served on KKR’s Investment Committee from its inception in January 2000 until his departure in October 2005. Mr. Gilhuly serves on the board of directors of GoPro, Inc. and on the board of four private companies. Mr. Gilhuly received a B.A. degree in Economics and History from Duke University and a M.B.A. from Stanford University.

Our Board of Directors believes that Mr. Gilhuly should serve on our Board of Directors due to his significant experience in private equity and finance and experience of having served on over 20 corporate boards, which experience provides valuable insight and perspective to our Board of Directors. As an investor in both the private and public sectors with a focus on growth companies as well as an affiliate of one of our largest stockholders, Mr. Gilhuly brings a stockholder perspective to our Board deliberations.

Corentin du Roy de Blicquy (age 39) has served as a member of our Board of Directors since February 2007. Mr. du Roy de Blicquy is a Managing Director at HarbourVest Partners (U.K.) Limited, a subsidiary of global private equity manager HarbourVest Partners, LLC. He has been with HarbourVest since March 2003. Mr. du Roy de Blicquy received a B.S. degree in Business Administration from Paris IX Dauphine University. He received the Chartered Financial Analyst designation in 2002. Mr. du Roy de Blicquy is also affiliated with our largest stockholder.

Our Board of Directors believes that Mr. du Roy de Blicquy should serve on our Board of Directors due to his experience investing in technology companies as well as his background in finance, which brings industry experience and financial expertise to the Board of Directors.

Julien Signès (age 45) is one of our founders and has served as our President since our inception in January 2000 and our Chief Executive Officer since April 2005. Mr. Signès is responsible for the business strategy, executive duties and leadership of Envivio. Mr. Signès received an M.S. degree in Software and Electrical Engineering from Ecole Polytechnique and Ecole Nationale Supérieure des Télécommunications.

Our Board of Directors believes that Mr. Signès should serve on our Board of Directors due to his experience gained while developing video processing and distribution technologies with France Telecom as well as his experience as a co-founder of Envivio and his tenure with Envivio, which brings industry experience, strategic perspective to our technology development, historic company knowledge as well as continuity to the Board of Directors.

Directors Continuing in Office Until 2017 (Class II)

Michael L. LaJoie (age 60) has served as a member of our Board of Directors since February 2015. Mr. LaJoie has served as the Chief Technology and Network Operations Officer of Time Warner Cable Inc., a subsidiary of Time Warner Inc., from January 2013 to December 2014 and served as its Executive Vice President from January 2004 to December 2014. Since January 2015, Mr. LaJoie has also served on the board of directors of Guavus, Inc., a data analytics solutions provider, where he was appointed Chairman of the Board. Mr. LaJoie has also served on the boards of directors of several organizations, including the Society of Cable Telecommunications Engineers (SCTE), SCTE Foundation and Beaumaris Networks.

Our Board of Directors believes that Mr. LaJoie should serve on our Board of Directors due to his leadership experience and his extensive background in the cable industry and technologies, which provide valuable insight into the market and industry in which our Company operates.

R. David Spreng (age 52) has served as a member of our Board of Directors since August 2004. Since 1998, Mr. Spreng has served as Managing General Partner at Crescendo Ventures, a venture capital firm. Mr. Spreng also serves on the Board of GSV Capital Corp., an investment company. Mr. Spreng received a B.S.B. degree in Accounting from University of Minnesota-Twin Cities.

Our Board of Directors believes that Mr. Spreng should serve on our Board of Directors due to his experience in building companies from the earliest stages of growth to mature technology companies, as a seasoned investor in various technology companies, and his insight into capital formation and operational development matters. Mr. Spreng is also affiliated with one of our largest stockholders, which enables him to bring a valuable perspective to our Board and its efforts to maximize stockholder value.

EXECUTIVE OFFICERS

The following sets forth to biographical information of our named executive officers, other than those who also serve on our Board of Directors.

Erik E. Miller (age 55) has served as our Chief Financial Officer since February 2010. From January 2008 to July 2009, Mr. Miller served as Chief Financial Officer at SigNav Pty. Ltd., a component supplier to the wireless industry. From March 2006 to January 2008, Mr. Miller served as Chief Financial Officer at Tangler Pty. Ltd., a social networking company. Mr. Miller received a B.S. degree in Business Administration from the University of California, Berkeley.

Anne M. Lynch (age 59) has served as our Vice President, Human Resources since January 2011. From May 1995 to August 2008, Ms. Lynch served as Vice President, Human Resources at Harmonic Inc., a provider of broadcast video products, and Directeur General of Harmonic Europe. From August 2008 to October 2010, Ms. Lynch was pursuing a graduate degree. Ms. Lynch received a B.A. degree in Languages from Clarke University and a Master of Arts degree in Business Leadership and Ethics from St. Mary’s College of California.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of May 1, 2015 about the number of shares of Common Stock beneficially owned by:

•	each person or group of persons known to us to be the beneficial owner of more than 5% of our Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is: c/o Envivio, Inc., 535 Mission Street, 27th Floor, San Francisco, California 94105.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

Applicable percentage beneficial ownership data is based on 28,207,035 shares of our Common Stock outstanding as of May 1, 2015.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage beneficial ownership of that person, we deemed outstanding shares subject to options, restricted stock units and warrants held by that person that are currently exercisable or exercisable within 60 days of May 1, 2015.

	Number of Shares Beneficially Owned(1)
	Shares	Percentage
Named Executive Officers and Directors
Julien Signès (2)	813,129	2.9%
Erik E. Miller (3)	209,909	*
Anne M. Lynch (4)	96,609	*
Michael LaJoie (5)	9,788	*
Corentin du Roy de Blicquy (6)	25,825	*
Marcel Gani (7)	191,150	*
Edward Gilhuly (8)	2,608,725	9.2%
Terry D. Kramer (9)	65,825	*
R. David Spreng (10)	3,345,645	11.9%
All Executive Officers and Directors as a group (9 persons) (11)	7,246,280	24.6%
5% Stockholders
Entities affiliated with Omnes Capital, S.A.S. (12)	2,133,352	7.6%
Entities affiliated with Crescendo Ventures (13)	3,314,820	11.8%
HarbourVest International Private Equity Partners V-Direct Fund L.P. (14)	3,639,939	12.9%
Sageview Capital Master, L.P. (15)	2,608,725	9.2%
Cannell Capital LLC (16)	1,695,484	6.0%

*	Less than 1%
(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes options to purchase shares of Common Stock exercisable within 60 days of May 1, 2015. Unless otherwise noted, shares are owned of record and beneficially by the named person.
(2)	Includes 810,779 shares subject to options which are exercisable within 60 days of May 1, 2015.
(3)	Consists of shares subject to options which are exercisable within 60 days of May 1, 2015.
(4)	Consists of shares subject to options which are exercisable within 60 days of May 1, 2015.
(5)	Consists of shares subject to options which are exercisable within 60 days of May 1, 2015.
(6)

Excludes 3,639,939 shares held by HarbourVest International Private Equity Partners V-Direct Fund L.P. Mr. du Roy de Blicquy is an employee of HarbourVest Partners (U.K.) Limited, a subsidiary of HarbourVest Partners, LLC, the managing member of the general partner of the general partner of HarbourVest International Private Equity Partners V-Direct Fund L.P. Mr. du Roy de Blicquy does not have voting power or dispositive rights over shares held by HarbourVest International Private Equity Partners V-Direct Fund L.P. and disclaims beneficial ownership of the shares held by HarbourVest International Private Equity Partners V-Direct Fund L.P. Reference is hereby made to footnote 14.
(7)	Includes 50,500 shares subject to options which are exercisable within 60 days of May 1, 2015.
(8)	Consists of shares held by Sageview Capital Master, L.P. Reference is hereby made to footnote 15.
(9)	Includes 40,000 shares subject to options which are exercisable within 60 days of May 1, 2015.
(10)	Includes 10,500 shares subject to options which are exercisable within 60 days of May 1, 2015. Also includes 3,314,820 shares held by entities affiliated with Crescendo Ventures. Reference is made to footnote 13.
(11)	Includes an aggregate of 1,228,085 shares subject to options which are exercisable within 60 days of May 1, 2015.
(12)	Based on a Schedule 13G filed May 21, 2014, 1,808,543 shares are beneficially owned by FCPR CLV1 and 324,809 shares are beneficially owned by CLVC, S.A. Voting and dispositive power over the shares held by FCPR CLV 1 and CLVC, S.A. is exercised by Omnes Capital, S.A.S., their management company, in application of the decisions of the investment committees of FCPR CLV 1 and CLVC, S.A. The principal business address of Omnes Capital, FCPR CLV1 and CLVC, S.A. is 37-41, Rue du Rocher, 75008 Paris, France.
(13)	According to a Schedule 13G filed May 31, 2013, includes 437,604 shares held by Crescendo Holdings IV, LLC, 10,263 shares held by Crescendo IV Entrepreneur Fund A, L.P, 25,284 shares held by Crescendo IV Entrepreneur Fund, L.P. and 2,547,211 shares held by Crescendo IV, L.P. Crescendo Holdings IV, LLC is the Manager and General Partner of Crescendo IV Entrepreneur Fund A, L.P., Crescendo IV Entrepreneur Fund, L.P. and Crescendo IV, L.P. The amount also includes 106,656 shares held by Crescendo IV AG & Co., Beteilgungs KG and 187,802 shares held by Crescendo IV Coinvestment Fund, LLC. Crescendo German Investments IV, LLC is the Managing Partner of Crescendo IV AG & Co., Beteilgungs KG. R. David Spreng, a member of our Board of Directors is the Managing Member of Crescendo Ventures IV, LLC, Crescendo IV Coinvestment Fund LLC and Crescendo German Investments IV, LLC. The principal business address of Crescendo Ventures is 600 Hansen Way, Palo Alto, California 94304.

(14)	Based on a Schedule 13G filed February 13, 2013. 3,639,939 shares of Common Stock are beneficially owned by HarbourVest International Private Equity Partners V-Direct Fund L.P. Harbour Vest is the Managing Member of HIPEP V-Direct Associates LLC, which is the General Partner of HIPEP V-Direct Associates L.P., which is the General Partner of HarbourVest International Private Equity Partners V-Direct Fund L.P. Each of HarbourVest, HIPEP V-Direct Associates LLC and HIPEP V-Direct Associates L.P. may be deemed to have a beneficial ownership interest in the shares held by HarbourVest International Private Equity Partners V-Direct Fund L.P. Voting and investment power over the securities owned directly by HarbourVest International Private Equity Partners V-Direct Fund L.P. is exercised by the Investment Committee of HarbourVest. Each of HarbourVest, HIPEP V-Direct Associates LLC, HIPEP V-Direct Associates L.P. and the members of the HarbourVest Investment Committee disclaim beneficial ownership of the shares held directly by HarbourVest International Private Equity Partners V-Direct Fund L.P. The principal business address of HarbourVest International Private Equity Partners V-Direct Fund L.P. is c/o HarbourVest Partners, LLC, One Financial Center, 44th Floor, Boston, Massachusetts 02111.

(15)

Based on Schedule 13G filed February 17, 2015, 2,582,900 shares are beneficially owned by Sageview Capital Master, L.P. (“Sageview Master”), a Cayman Islands exempted limited partnership formed in order to engage in the acquiring, holding and disposing of investments in various companies. A further 25,825 shares are owned by Sageview Capital L.P. Sageview Capital L.P. is the investment advisor to Sageview Master. Sageview Capital Partners (A), L.P., Sageview Capital Partners (B), L.P. and Sageview Partners (C) (Master), L.P. (collectively, the “Shareholders”) collectively hold of 100% of the limited partner interest in Sageview Master. Sageview Capital GenPar, Ltd. is a Cayman Islands exempted limited partnership formed to act as the general partner of Sageview Master and each of the Shareholders. Sageview Capital GenPar, L.P. is a Delaware limited partnership formed to be the sole owner of Sageview Capital GenPar, Ltd. Sageview Capital MGP, LLC, a Delaware limited liability company is the general partner of Sageview Capital GenPar, L.P. Edward Gilhuly, one of our directors, and Scott M. Stuart are managing members of Sageview Capital MGP, LLC, and may be deemed to beneficially own any shares that Sageview MGP may beneficially own or be deemed to own. Each such individual disclaims beneficial ownership of such shares. The principal business address of Sageview Master and the above named entities affiliated with Sageview Capital is 55 Railroad Avenue, 1st Floor, Greenwich, CT 06830.

(16)	Based on a Schedule 13D/A filed June 24, 2015 the shares are owned by Cannell Capital LLC, a Wyoming limited liability company. Mr. J. Carlo Cannell, as the managing member of Cannell Capital, may be deemed to beneficially own the shares. The address of the principal office of each of Cannell Capital and J. Carlo Cannell is PO Box 3459, 150 East Hansen Avenue, Jackson, WY 83001-3459.

Related Party Transaction Policy

We have adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our audit committee, or other independent members of our Board of Directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

FISCAL 2015 SUMMARY COMPENSATION TABLE

The following table summarizes compensation paid to our named executive officer during the fiscal years ended January 31, 2015 and 2014:

Name and Principal Position	Fiscal Year	Salary	Option Awards(1)	Non-Equity Incentive Plan Compensation	Total
Julien Signès	2015	$305,922	$549,121	$31,803	$886,846
President and Chief Executive Officer	2014	$285,204	$240,232	$95,757	$621,192

Erik E. Miller	2015	$205,848	$238,568	$17,978	$462,394
Chief Financial Officer	2014	205,834	83,558	54,132	343,524

Anne M. Lynch	2015	$202,679	$143,736	$14,550	$360,965
Vice President of Human Resources	2014	190,618	44,391	43,810	278,820

(1)	Represents the grant date fair value of awards granted to each named executive officer, computed in accordance with FASB ASC Topic 718 rather than amounts paid to or realized by the named individual. For a summary of the assumptions used in the valuation of awards, please see the Company’s Annual Report on Form 10K, footnote 7, Stock Option Plan. There can be no assurance that the value upon vesting or exercise will approximate the compensation expense we recognized.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table provides information about the number of outstanding equity awards held by our named executive officers on January 31, 2015:

Name	Number of Securities Underlying Options (#) Exercisable(3)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price($)	Option Expiration Date		Equity Incentive Plan Awards: Number of Shares, Units or Other Rights that Have Not Vested(#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Share, Units or Other Rights that Have Not Vested($)(2)
Julien Signès	50,000	—	$0.30	5/11/2019		119,884	167,838
	333,333	—	0.30	12/7/2020
	328,819	—	0.30	12/7/2020
	43,834	87,670	3.30	9/10/2023	(4)
	—	131,503	3.25	3/24/2024	(4)
	—	250,000	2.00	9/9/2024	(4)
Erik E. Miller	44,137	—	0.30	1/25/2020		59,942	83,919
	129,468	—	0.30	12/7/2020
	15,246	30,494	3.30	9/10/2023	(4)
		45,740	3.25	3/24/2024	(4)
		125,000	2.00	9/9/2024	(4)
Anne M. Lynch	45,053	—	0.30	1/25/2020		30,000	42,000
	28,125	21,875	2.15	10/8/2022
	8,100	16,200	3.30	9/10/2023	(4)
		24,299	3.25	3/24/2024	(4)
		80,000	2.00	9/9/2024	(4)

(1)	Unless otherwise stated, all option grants vest at the rate of 1/48th of the total number of shares subject to the option each month following the vesting commencement date, which is 10 years prior to the expiration date.
(2)	The market value is based on the closing price of our Common Stock on January 30, 2015, the last trading day before the end of our fiscal year, which was $1.40.
(3)	Option grants vest as to 1/8th of the total number of shares in the grant six months after the vesting commencement date and 1/48th of the total in the grant each month thereafter.
(4)	Option grants vest as to 1/4th of the shares on the first anniversary of the date of grant and the remaining in equal monthly installments over three years.
(5)	The awards vest in 12 equal installments over a period of five years beginning 12/08/2011, provided the employee continues his employment with the Company and Company’s Common Stock share price achieves a certain price threshold.

Fiscal 2015 Director Compensation

Our Compensation Committee reviews and makes recommendations to our Board concerning director compensation. Directors who are employees, such as Mr. Signès, are not compensated for their service on the Board.

Each member of our Board of Directors that is not an investor director (as discussed below) are entitled to the following cash compensation for service on our Board of Directors:

Description of Board Service	Cash Amount
General Board Services
Annual Retainer for Chairperson	$50,000
Annual Retainer	20,000
Meeting Fee	None
Committee Chair Services
Annual Cash Retainer
Audit Committee	$25,000
Compensation Committee	15,000
Nominating and Corporate Governance Committee	20,000
Meeting Fee (all committees)	None
Committee Member Services (Excluding Committee Chair)
Annual Cash Retainer
Audit Committee	$5,000
Compensation Committee	3,000
Nominating and Corporate Governance Committee	1,500
Meeting Fee (all committees)	None

Each “investor director” (who is a director who is affiliated with a stockholder of the Company who holds more than 1% of the outstanding shares) is not entitled to be paid any cash compensation for service on the Board or committees.

On the first business day following each regular annual stockholder meeting, each of our non-employee directors, including any investor director, who was not elected to our Board of Directors for the first time at that meeting and who has served on our Board of Directors for at least twelve months as of the date of the meeting will receive an annual equity award equal to $50,000 based on the fair market value or Black-Scholes value of our common stock on the date of grant. The annual awards will automatically be granted in the form of restricted stock units under the 2012 Stock Incentive Plan after the business day following the 2015 annual stockholder meeting. The grants will vest in full on the first anniversary of the date of grant, or immediately prior to the next regular annual stockholder meeting following the date of grant if the meeting occurs prior to the first anniversary date. Each award will become fully vested upon a change of control of the Company. The number of restricted stock units actually awarded will be determined by dividing the cash value of the grant by the closing price of a share of our common stock on the date of the grant.

Upon joining our Board of Directors, each independent director who was not previously an employee of the Company is automatically granted a nonstatutory option or restricted stock units to purchase a number of shares equal to the quotient of $100,000 based on the fair market value of the underlying shares on the date of grant.

Fiscal 2015 Director Compensation Table

The table below shows the compensation paid to each non-employee director for their service in fiscal 2015:

Name	Fees Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Total ($)
Kevin E. Dillon (4)	—	49,999	49,999
Corentin du Roy de Blicquy	—	49,999	49,999
Marcel Gani	45,000	49,999	94,999
Terry D. Kramer	86,500	49,999	136,499
R. David Spreng	—	49,999	49,999
Edward A. Gilhuly	—	49,999	49,999
Michael LaJoie (5)	—	—	—

(1)	Amounts listed in this column represent the aggregate grant date fair value of options granted on July 24, 2014 with a vesting period of one year determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718) for financial reporting purposes.
(2)	Other than Mr. LaJoie, each of our Directors were awarded 24,752 restricted stock units representing 24,752 shares of our Common Stock at no cost on July 24, 2014.
(3)	As of January 31, 2015, of the non-employee directors, Marcel Gani held 50,500 shares subject to options and 24,752 restricted stock units, Terry D Kramer held 40,000 shares subject to options and 24,752 restricted stock units, R. David Spreng held 10,500 shares subject to options and 24,752 restricted stock units, Edward A. Gilhuly held 24,752 restricted stock units, Corentin du Roy de Blicquy held 24,752 restricted stock units, and Mr. LaJoie held no shares.
(4)	Mr. Dillon resigned from the Board in February 2015.
(5)	Mr. LaJoie joined the Board in February 2015.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth required information for the Company’s equity compensation plans as of January 31, 2015:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	3,965,199	$1.64	1,409,021
Equity compensation plans not approved by security holders	—	—	—

Total	3,965,199	$1.64	1,409,021

(1)	Includes the 2012 Stock Incentive Plan (the “2012 Plan”), Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”) and 2000 Stock Option Plan (the “2000 Plan”). The 2012 Plan replaced the 2010 Plan, which had earlier replaced the 2000 Plan.

(2)	The number of shares under the 2012 Plan automatically increases on the first day of each fiscal year beginning in fiscal 2014 and ending in fiscal 2023, in an amount equal to the least of (i) 2,000,000 shares, (ii) 4% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year or (iii) another amount determined by our Board of Directors. In addition, up to 3,500,000 shares subject to outstanding awards under the 2000 Plan and 2010 Plan that are subsequently forfeited or terminated for any reason before being exercised will be made available for issuance under the 2012 Plan.

Fees Incurred with Respect to Independent Registered Public Accounting Firm

The Audit Committee’s policy is to evaluate and determine that the services provided by BDO USA, LLP and its international member firms and affiliates (collectively, “BDO”) in each year are compatible with the auditor’s independence. The following table shows fees billed for each of fiscal year 2015 and fiscal year 2014 for professional services rendered by BDO for the audit of our financial statements and other services.

	Fiscal Year Ended January 31, 2015	Fiscal Year Ended January 31, 2014
Audit Fees (1)	$548,989	$569,000
Audit Related Fees (2)	—	$10,000
Tax Fees	$46,487	$8,000

Total	$595,476	$587,000

(1)	Audit fees are fees for the audit of the Company’s annual financial statements. Audit fees also include fees for the review of financial statements included in the Company’s quarterly reports on Form 10-Q, foreign statutory audits and out-of-pocket expenses.
(2)	In fiscal year 2014, audit-related fees were comprised of fees for assurance and related services that are reasonably related to the performance of the audit or review of Company’s financial statements including consultations concerning proposed transactions.

AUDIT COMMITTEE REPORT

As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year 2015 with management and BDO USA, LLP (“BDO USA”) and discussed with BDO USA those matters required by the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended. The Audit Committee received the written disclosures and the letter from BDO USA required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA’s communications with the Audit Committee concerning independence, and has discussed with BDO USA its independence.

Based on these reviews and discussions with management and BDO USA, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended January 31, 2015 be included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Audit Committee Members
Marcel Gani (Chairman) Michael LaJoie
David Spreng

Audit Committee Pre-Approval Procedures

With respect to independent auditor services and fees, it is our practice to provide pre-approval of audit, audit-related, tax and other specified services on an annual basis. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, we seek specific pre-approval by the Audit Committee. Other specified services are generally preapproved only when the amount of such services is expected to be different than the prior year or normal fees. Proposed services anticipated to exceed pre-approved cost levels are discussed with the Audit Committee. It is our practice that the Audit Committee Chairman has pre-approval authority with respect to permitted services. The Chairman of the Audit Committee reports any pre-approval decisions to our Audit Committee at its next scheduled meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the 2015 Annual Meeting, two directors are to be elected to serve for a three-year term until our 2018 Annual Meeting, and until their successors are elected and qualified.

Our Board of Directors is divided into three classes serving staggered three-year terms. Each of the nominees listed below has been nominated by our Board of Directors at the recommendation of the Nominating and Governance Committee in accordance with its charter and our Amended and Restated Bylaws and Corporate Governance Guidelines. Each nominee is now a member of the Board. If either nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute nominee proposed by the Board or we may reduce the number of members of the Board. We recommend a vote FOR each nominee listed below.

Nominees for Election at This Meeting for a Term Expiring in 2018

Marcel Gani

Terry D. Kramer

The election of directors will be determined by the two nominees receiving the greatest number of votes from shares eligible to vote. Unless a stockholder signing a proxy withholds authority to vote for one or more of the Board’s nominees in the manner described on the proxy, each proxy received will be voted for the election of each of the Board’s nominees. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee or nominees who shall be designated by the present Board to fill the vacancy, if any. We are not aware that any of the nominees will be unable or will decline to serve as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MARCEL GANI AND TERRY D. KRAMER.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2016

Based upon its review of BDO USA, LLP’s (“BDO USA”) qualifications, independence and performance, the Audit Committee of our Board has appointed BDO USA to serve as our independent registered public accounting firm for the fiscal year ending January 31, 2016.

The appointment of our independent registered public accounting firm is not required to be submitted for ratification by the stockholders.

However, as a matter of good corporate governance, the Audit Committee is submitting its appointment of BDO USA as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016 for ratification by our stockholders.

If our stockholders fail to ratify the appointment of BDO USA, the Audit Committee may reconsider whether to retain BDO USA, and may continue to retain that firm or appoint another firm without resubmitting the matter to our stockholders. Even if our stockholders ratify the appointment of BDO USA, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm for us if it determines that such a change would be in the best interests of our Company and our stockholders.

The affirmative vote of a majority of the voting power of our Common Stock present in person or by proxy at the Annual Meeting, is required to ratify the appointment of BDO USA as our independent registered public accounting firm for the fiscal year ending January 31, 2016.

Representatives of BDO USA are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO USA AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2016.

BACKGROUND OF THE SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

•	On March 26, 2014, a representative from the Blueshirt Group, our investor relations consultant, had a call with representatives from Cannell Partners (“Cannell”) to discuss the Company.

•

On January 16, 2015, representatives from Cannell, including Carlo Cannell, Charles Gillman and Howard Marks filed a Schedule 13D with the SEC disclosing beneficial ownership of an aggregate of 1,870,097 shares, constituting approximately 6.75% of the outstanding shares of the Company as of December 10, 2014.

•	On January 16, 2015, Mr. Marks issued a press release announcing an intention to run a dissident slate of directors at our 2015 annual meeting of stockholders (the “Annual Meeting”).

•	On January 27, 2015, we contacted representatives of Cannell in an attempt to arrange a meeting between the Company and Cannell.

•

On February 10, 2015, our Chairman of the Board, Terry D. Kramer, and Director and Chairman of the Audit Committee, Marcel Gani, met with Mr. Cannell, certain employees of Cannell and Mr. Gillman, who participated via video conference. In the meeting, Mr. Kramer and Mr. Gani attempted to understand Cannell’s investment objectives and to listen to any suggestions Cannell had on how to improve the operations of the Company. No specific suggestions were made by Mr. Cannell or his representatives. Mr. Kramer and Mr. Gani discussed the Company’s process for evaluating director candidates and suggested that if Mr. Cannell wanted to recommend director candidates, he should do so and that the Nominating Committee would meet with such candidates as part of the Committee’s evaluation of director candidates. At this time, the Nominating and Corporate Governance Committee was actively interviewing candidates to identify a new director to be added to the Board. Mr. Cannell and his representatives did not indicate at this time that they would nominate any directors, but indicated that they may suggest certain individuals to be reviewed by the Committee.

•

On February 24, 2015, and after completing an extensive search assisted by a nationally-recognized search firm, we appointed Michael L. LaJoie to serve as a member of our Board of Directors. Mr. LaJoie served as the Chief Technology and Network Operations Officer of Time Warner Cable Inc., a subsidiary of Time Warner Inc., from January 2013 to December 2014 and served as its Executive Vice President from January 2004 to December 2014.

•

On February 24, 2014, Tristan Partners, a fund managed by Cannell, delivered a nomination letter to the Company notifying the Company of its nomination of Jeffrey Misthal and Mr. Marks for election to the Board at the Annual Meeting.

•

On March 10, 2015, a Company representative emailed Mr. Cannell to schedule a meeting between Cannell’s two director nominees and the Company’s Nominating and Corporate Governance Committee. The meeting was intended to be part of the Committee’s process of reviewing potential director candidates for the Annual Meeting. Neither Mr. Cannell nor any of his representatives responded to our outreach.

•	On May 5, 2015, Cannell filed a preliminary proxy on Schedule 14D seeking to elect Messrs. Marks and Misthal to the Board at the Annual Meeting.

•

On May 8, 2015, a representative from the Company contacted a representative of Cannell requesting that the Company and Cannell engaged in a dialogue in attempt to resolve the matter of board representation without the Company incurring additional costs or suffering distraction from the operations of its business. This representative of Cannell referred the Company to a different representative of Cannell for further discussions.

•

On May 11, 2015, a representative from the Company contacted the representative of Cannell to whom he had been directed to request that Cannell engage in a dialogue with the Company in an attempt to resolve the matter of board representation without the Company incurring additional costs or suffering distraction from the operations of its business. The representative from Cannell agreed that this was in the best interest of all parties and all of the Company’s stockholders. This representative of Cannell referred the Company’s representative to a different representative of Cannell to engage in further discussions.

•

On May 13, 2015, a representative from the Company contacted the representative from Cannell to whom he had been directed to discuss resolution of the matter of board representation. During this conversation, the representative from Cannell indicated that Cannell would agree not to contest the Company’s director slate for the Annual Meeting if we agreed to: (i) appoint three directors nominated by Cannell to our Board (without the need to remove any existing directors); and (ii) to reimburse Cannell for its expenses incurred, which amount was not confirmed at this time. The identity of a third director nominee from Cannell was not provided during this conversation.

•	On June 1, 2015, our President and Chief Executive Officer, Julien Signès, and Mr. Gillman met at an investor conference to discuss the Company.

•

On June 3, 2015, a representative from the Company contacted a representative from Cannell to respond to Cannell’s original offer to settle the matter of board representation. During this conversation, the Company proposed to settle the matter with Cannell by agreeing to the following: (i) quarterly meetings between representatives of Cannell and the Company, which representatives could include our executive officers and directors; (ii) an understanding with Cannell that the Nominating Committee would allow Cannell to participate in the process to select a new director at such time as our Board looked to add a new independent director in the future; and (iii) that we would not require customary standstill provisions from Cannell, but rather only a voluntary withdrawal of its contested proxy statement for the Annual Meeting.

•

On June 4, 2015, Mr. Signès and Erik Miller, our Chief Financial Officer, met with Mr. Gillman in our offices in San Francisco. The purpose of the meeting was to continue to engage in productive dialogue and for the parties to continue to familiarize themselves with each other.

•	On June 5, 2015, Mr. Kramer met with Mr. Gillman via videoconference to continue to engage in a productive dialogue and become further acquainted.

•

On June 8, 2015, a representative from Cannell contacted a representative from the Company to communicate Cannell’s response to our settlement offer. Cannell rejected our proposal, but instead offered the following settlement proposal: (i) payment of $299,915 by us to Cannell for Cannell’s expenses; (ii) a written statement from the Company regarding the appointment of Charles Gillman to our Board at some time in the future; (iii) establishment of quarterly meetings between representatives of Cannell and the Company, which representatives could include our executive officers and directors; and (iv) an agreement by Cannell to voluntarily withdraw its contested proxy statement for the Annual Meeting.

•

On June 12, 2015, a representative from the Company contacted a representative from Cannell to communicate the Company’s response to Cannell’s most recent settlement proposal. The Company rejected Cannell’s proposal, and instead offered the following settlement terms: (i) a written statement from the Company that it had met with Charles Gillman previously and at such time as the Company undertakes a process to appoint a new independent director, it would contact Mr. Gillman to be considered as a candidate in this process; (ii) establishment of quarterly meetings between representatives of Cannell and the Company, which representatives could include Company executive officers and directors; and (iii) an agreement by Cannell to voluntarily withdraw its contested proxy statement for the Annual Meeting. The Company rejected Cannell’s demand to pay its expenses incurred in connection with these discussions as it believed the amount to be excessive and determined it was not a proper use of stockholder funds, particularly in light of our cost-cutting initiatives and focus on its attempt to reach profitability. The Company’s representative expressed a desire to resolve these discussions without incurring additional costs and expense by both parties.

•

On June 24, 2015, representatives from Cannell filed an amended Schedule 13D with the SEC disclosing beneficial ownership of an aggregate of 1,695,484 shares, constituting approximately 6.12% of the outstanding shares of the Company as of June 11, 2015. In this filing, among other things, Cannell also stated its decision not to solicit proxies for an alternative slate of directors for the Annual Meeting.

GENERAL INFORMATION

Stockholder Proposals for the 2016 Annual Meeting

Stockholder proposals for inclusion in the proxy materials for the 2016 annual meeting must be received at our principal executive offices by March 8, 2016.

In addition, our bylaws provide stockholders who wish to present proposals for action, or to nominate directors, at our next annual meeting of stockholders (that is, the next annual meeting following the annual meeting to which this proxy statement relates) must give written notice thereof to our Corporate Secretary at the address set forth on the cover page of this proxy statement in accordance with the provisions of our Bylaws, which require that such notice be given not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding annual meeting of stockholders. In the event the date of the 2016 annual meeting is more than 30 days before or after the anniversary date of the 2015 Annual Meeting, in order for a notice to be timely, it must be delivered not later than the close of business on the later of the 90th day prior to the 2016 annual meeting or the close of business on the 10th day following the day on which we first publicly announce the date of the 2016 annual meeting.

Annual Report and Financial Statements

A copy of our 2015 Annual Report to Stockholders, which includes our financial statements for the fiscal year ended January 31, 2015, is enclosed along with this proxy statement, and also on the website http://ir.envivio.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, certain executive officers and any person holding more than 10% of our common stock must report their initial ownership of the common stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe all persons subject to reporting filed the required reports on time in 2015.

ANNUAL MEETING OF STOCKHOLDERS OF
ENVIVIO, INC.
August 4, 2015
GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.
20230000000000000000 0 080415
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
1. Election of Directors:
FOR ALL NOMINEES
WITHHOLD AUTHORITY FOR ALL NOMINEES
FOR ALL EXCEPT (See instructions below)
NOMINEES: O Marcel Gani O Terry D. Kramer
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
FOR AGAINST ABSTAIN
2. Ratification of appointment of BDO USA, LLP as the independent registered public accounting firm for fiscal year 2016.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2.
Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL ENVIVIO, MEETING OF STOCKHOLDERS INC. OF PROXY VOTING August 4, INSTRUCTIONS 2015
- Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM?EST?the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN?PERSON—You may vote your shares in person by attending the Annual Meeting.
GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
COMPANY NUMBER ACCOUNT NUMBER
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
20230000000000000000 0 080415
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
1. Election of Directors:
FOR ALL NOMINEES FOR WITHHOLD ALL NOMINEES AUTHORITY
FOR (See ALL instructions EXCEPT below)
O NOMINEES: Marcel Gani O Terry D. Kramer
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
2. Ratification of appointment of BDO USA, LLP as the FOR AGAINST ABSTAIN independent registered public accounting firm for fiscal year 2016.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2.
To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method.
Signature of Stockholder Date: Signature of Stockholder Date:
title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ENVIVIO, INC.
Proxy for Annual Meeting of Stockholders on August 4, 2015 Solicited on Behalf of the Board of Directors
The undersigned hereby appoints Julien Signès and Erik Miller, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Envivio, Inc., to be held August 4, 2015, at 10:00 a.m., at the Holiday Inn Express located at 1250 Bayshore Highway, Burlingame, California 94010, and at any adjournments or postponements thereof, as follows:
(Continued and to be signed on the reverse side.)
1.1 14475